EXHIBIT 12.(b)

ASPIRATION FUNDS

CHIEF EXECUTIVE OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual reports of the Aspiration Flagship Fund (the "Fund") of the Aspiration Funds on Form N-CSR for the period ended September 30, 2015 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Andrei Cherny, chief executive officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date: December 9, 2015	By:	/s/ Andrei Cherny
Andrei Cherny President and Principal Executive Officer Aspiration Flagship Fund

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

ASPIRATION FUNDS

CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual reports of the Aspiration Flagship Fund (the "Fund") of the Aspiration Funds on Form N-CSR for the period ended September 30, 2015, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Ashley E. Harris, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date: December 3, 2015	By:	/s/ Ashley E. Harris
Ashley E. Harris Treasurer and Principal Financial Officer Aspiration Flagship Fund

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.